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                                                                     EXHIBIT 4.1

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                               AVISTA CORPORATION

                                       TO

                                 CITIBANK, N.A.

                           As Successor Trustee under
                           Mortgage and Deed of Trust,
                            dated as of June 1, 1939

                            ------------------------

                      THIRTY-EIGHTH SUPPLEMENTAL INDENTURE

         Providing among other things for two series of bonds designated
                 "First Mortgage Bonds, Collateral Series 2005B"
                               Due October 1, 2032
                                       and
                 "First Mortgage Bonds, Collateral Series 2005C"
                                Due March 1, 2034

                            ------------------------

                             Dated as of May 1, 2005

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                      THIRTY-EIGHTH SUPPLEMENTAL INDENTURE

            THIS INDENTURE, dated as of the 1st day of May, 2005, between AVISTA CORPORATION (formerly known as The Washington Water Power Company), a corporation of the State of Washington, whose post office address is 1411 East Mission Avenue, Spokane, Washington 99202 (the "Company"), and CITIBANK, N.A., formerly First National City Bank (successor by merger to First National City Trust Company, formerly City Bank Farmers Trust Company), a national banking association incorporated and existing under the laws of the United States of America, whose post office address is 388 Greenwich Street, 14th Floor, New York, 10013 New York (the "Trustee"), as Trustee under the Mortgage and Deed of Trust, dated as of June 1, 1939 (the "Original Mortgage"), executed and delivered by the Company to secure the payment of bonds issued or to be issued under and in accordance with the provisions thereof, this indenture (the "Thirty-eighth Supplemental Indenture") being supplemental to the Original Mortgage, as heretofore supplemented and amended.

            WHEREAS pursuant to a written request of the Company made in accordance with Section 103 of the Original Mortgage, Francis M. Pitt (then Individual Trustee under the Mortgage, as supplemented) ceased to be a trustee thereunder on July 23, 1969, and all of his powers as Individual Trustee have devolved upon the Trustee and its successors alone; and

            WHEREAS by the Original Mortgage the Company covenanted that it would execute and deliver such further instruments and do such further acts as might be necessary or proper to carry out more effectually the purposes of the Original Mortgage and to make subject to the lien of the Original Mortgage any property thereafter acquired intended to be subject to the lien thereof; and

            WHEREAS the Company has heretofore executed and delivered, in addition to the Original Mortgage, the indentures supplemental thereto, and has issued the series of bonds, set forth in Exhibit A hereto (the Original Mortgage, as supplemented and amended by the First through Thirty-seventh Supplemental Indentures, being herein sometimes called the "Mortgage"); and

            WHEREAS the Original Mortgage and the First through Thirty-sixth Supplemental Indentures have been appropriately filed or recorded in various official records in the States of Washington, California, Idaho, Montana and Oregon, as set forth in the First through Thirty-fourth supplemental Indentures and the Instrument of Further Assurance, dated December 15, 2001, hereinafter referred to; and

            WHEREAS the Thirty-fourth Supplemental Indenture, dated as of November 1, 2004, and the Thirty-fifth, Thirty-sixth and Thirty-seventh Supplemental Indentures, each dated as of December 1, 2004, have been appropriately filed or recorded in the States of Washington, California, Idaho, Montana and Oregon, as set forth in Exhibit B hereto; and

            WHEREAS for the purpose of confirming or perfecting the lien of the Mortgage on certain of its properties, the Company has heretofore executed and delivered a Short Form Mortgage and Security Agreement, in multiple counterparts dated as of various dates in 1992, and such instrument has been appropriately filed or recorded in the various official records in the States of California, Montana and Oregon; and

            WHEREAS for the purpose of confirming or perfecting the lien of the Mortgage on certain of its properties, the Company has heretofore executed and delivered an Instrument of Further Assurance, dated as of December 15, 2001, and such instrument has been appropriately filed or recorded in the various official records in the States of Washington, California, Idaho, Montana and Oregon; and

            WHEREAS in addition to the property described in the Mortgage the Company has acquired certain other property, rights and interests in property; and

            WHEREAS Section 8 of the Original Mortgage provides that the form of each series of bonds (other than the First Series) issued thereunder and of the coupons to be attached to coupon bonds of such series shall be established by Resolution of the Board of Directors of the Company; that the form of such series, as established by said Board of Directors, shall specify the descriptive title of the bonds and various other terms thereof; and that such series may also contain such provisions not inconsistent with the provisions of the Mortgage as the Board of Directors may, in its discretion, cause to be inserted therein expressing or referring to the terms and conditions upon which such bonds are to be issued and/or secured under the Mortgage; and

            WHEREAS Section 120 of the Original Mortgage provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon the Company by any provision of the Mortgage, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and the Company may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder, or the Company may cure any ambiguity contained therein, or in any supplemental indenture, by an instrument in writing executed and acknowledged by the Company in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any property at the time subject to the lien of the Mortgage shall be situated; and

            WHEREAS the Company now desires to create two new series of bonds;
and

            WHEREAS the execution and delivery by the Company of this Thirty-eighth Supplemental Indenture, and the terms of the bonds of the Thirty-seventh and Thirty-eighth Series, hereinafter referred to, have been duly authorized by the Board of Directors of the Company by appropriate Resolutions of said Board of Directors, and all things necessary to make this Thirty-eighth Supplemental Indenture a valid, binding and legal instrument have been performed;

            NOW, THEREFORE, THIS INDENTURE WITNESSETH: That the Company, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, hereby confirms the estate, title and rights of the Trustee (including, without limitation, the lien of the Mortgage on the property of the Company

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subjected thereto, whether now owned or hereafter acquired) held as security for the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage according to their tenor and effect and the performance of all the provisions of the Mortgage and of such bonds, and, without limiting the generality of the foregoing, hereby confirms the grant, bargain, sale, release, conveyance, assignment, transfer, mortgage, pledge, setting over and confirmation unto the Trustee, contained in the Mortgage, of all the following described properties of the Company, whether now owned or hereafter acquired, namely:

            All of the property, real, personal and mixed, of every character and wheresoever situated (except any hereinafter or in the Mortgage expressly excepted) which the Company now owns or, subject to the provisions of Section 87 of the Original Mortgage, may hereafter acquire prior to the satisfaction and discharge of the Mortgage, as fully and completely as if herein or in the Mortgage specifically described, and including (without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing or of any general description contained in Mortgage) all lands, real estate, easements, servitudes, rights of way and leasehold and other interests in real estate; all rights to the use or appropriation of water, flowage rights, water storage rights, flooding rights, and other rights in respect of or relating to water; all plants for the generation of electricity, power houses, dams, dam sites, reservoirs, flumes, raceways, diversion works, head works, waterways, water works, water systems, gas plants, steam heat plants, hot water plants, ice or refrigeration plants, stations, substations, offices, buildings and other works and structures and the equipment thereof and all improvements, extensions and additions thereto; all generators, machinery, engines, turbines, boilers, dynamos, transformers, motors, electric machines, switchboards, regulators, meters, electrical and mechanical appliances, conduits, cables, pipes and mains; all lines and systems for the transmission and distribution of electric current, gas, steam heat or water for any purpose; all towers, mains, pipes, poles, pole lines, conduits, cables, wires, switch racks, insulators, compressors, pumps, fittings, valves and connections; all motor vehicles and automobiles; all tools, implements, apparatus, furniture, stores, supplies and equipment; all franchises (except the Company's franchise to be a corporation), licenses, permits, rights, powers and privileges; and (except as hereinafter or in the Mortgage expressly excepted) all the right, title and interest of the Company in and to all other property of any kind or nature.

            The property so conveyed or intended to be so conveyed under the Mortgage shall include, but shall not be limited to, the property set forth in Exhibit C hereto, the particular description of which is intended only to aid in the identification thereof and shall not be construed as limiting the force, effect and scope of the foregoing.

            TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Original Mortgage) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well

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as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

            THE COMPANY HEREBY CONFIRMS that, subject to the provisions of
Section 87 of the Original Mortgage, all the property, rights, and franchises acquired by the Company after the date thereof (except any hereinbefore or hereinafter or in the Mortgage expressly excepted) are and shall be as fully embraced within the lien of the Mortgage as if such property, rights and franchises had been owned by the Company at the date of the Original Mortgage and had been specifically described therein.

            PROVIDED THAT the following were not and were not intended to be then or now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed under the Mortgage and were, are and shall be expressly excepted from the lien and operation namely:
(l) cash, shares of stock and obligations (including bonds, notes and other securities) not hereafter specifically pledged, paid, deposited or delivered under the Mortgage or covenanted so to be; (2) merchandise, equipment, materials or supplies held for the purpose of sale in the usual course of business or for consumption in the operation of any properties of the Company; (3) bills, notes and accounts receivable, and all contracts, leases and operating agreements not specifically pledged under the Mortgage or covenanted so to be; (4) electric energy and other materials or products generated, manufactured, produced or purchased by the Company for sale, distribution or use in the ordinary course of its business; and (5) any property heretofore released pursuant to any provisions of the Mortgage and not heretofore disposed of by the Company; provided, however, that the property and rights expressly excepted from the lien and operation of the Mortgage in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event that the Trustee or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XII of the Original Mortgage by reason of the occurrence of a Completed Default as defined in said Article XII.

            TO HAVE AND TO HOLD all such properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company in the Mortgage as aforesaid, or intended so to be, unto the Trustee, and its successors, heirs and assigns forever.

            IN TRUST NEVERTHELESS, for the same purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as set forth in the Mortgage, this Thirty-eighth Supplemental Indenture being supplemental to the Mortgage.

            AND IT IS HEREBY FURTHER CONFIRMED by the Company that all the terms, conditions, provisos, covenants and provisions contained in the Mortgage shall affect and apply to the property in the Mortgage described and conveyed, and to the estates, rights, obligations and duties of the Company and the Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successors in the trust, in the same manner and with the same effect as if the said property had been owned by the Company at the time of the execution of the Original Mortgage, and had been specifically and at length described in and conveyed to said Trustee by the Original Mortgage as a part of the property therein stated to be conveyed.

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            The Company further covenants and agrees to and with the Trustee and its successor or successors in such trust under the Mortgage, as follows:

                                   ARTICLE I

                         THIRTY-SEVENTH SERIES OF BONDS

            SECTION 1. (I) (I) There shall be a series of bonds designated "Collateral Series 2005B" (herein sometimes referred to as the "Thirty-seventh Series"), each of which shall also bear the descriptive title First Mortgage Bond, and the form thereof, which has been established by Resolution of the Board of Directors of the Company, is set forth on Exhibit D hereto. Bonds of the Thirty-seventh Series shall be issued as fully registered bonds in denominations of One Thousand Dollars and, at the option of the Company, any amount in excess thereof (the exercise of such option to be evidenced by the execution and delivery thereof) and shall be dated as in Section 10 of the Mortgage provided. Each bond of the Thirty-seventh Series shall mature on October 1, 2032 and shall bear interest, be redeemable and have such other terms and provisions as set forth below.

            (II) The Bonds of the Thirty-seventh Series shall have the following terms and characteristics:

            (a) the Bonds of the Thirty-seventh Series shall be initially authenticated and delivered under the Mortgage in the aggregate principal amount of $66,700,000, which principal amount is equal to the outstanding aggregate principal amount of the 1999A Revenue Bonds;

            (b) the Bonds of the Thirty-seventh Series shall bear interest at the same rate or rates as shall be in effect from time to time in respect of the 1999A Revenue Bonds; and interest on such bonds shall be payable at the same times as interest is payable on the 1999A Revenue Bonds;

            (c) the principal of and interest on each bond of the Thirty-seventh Series payable at Maturity shall be payable upon presentation thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency as at the time of payment is legal tender for public and private debts. The interest on each Bond of the Thirty-seventh Series (other than interest payable at Maturity) shall be payable directly to the registered owner thereof;

            (d) the Bonds of the Thirty-seventh Series shall not be redeemable, in whole or in part, at the option of the Company;

            (e) (i) the Bonds of the Thirty-seventh Series are to be issued and delivered to the 1999A Revenue Bond Trustee in order to further evidence the obligations of the Company under Section 4.01 of the 1999A Loan Agreement;

                 (ii) in the event that any 1999A Revenue Bonds are to be redeemed pursuant to Section 4.03 of the 1999A Revenue Bond Indenture following a Determination of Taxability (as defined in the 1999A Revenue Bond Indenture), Bonds

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      of the Thirty-seventh Series, in a principal amount equal to the principal amount of 1999A Revenue Bonds to be redeemed, shall be redeemed on the date fixed for redemption of the 1999A Revenue Bonds, at the principal amount thereof plus accrued interest to the redemption date;

                  (iii) in the event that all 1999A Revenue Bonds have become immediately due and payable pursuant to Section 9.02(a) of the 1999A Revenue Bond Indenture following the occurrence of an Event of Default (as defined in the 1999A Revenue Bond Indenture), the Bonds of the Thirty-seventh Series (unless already due and payable) shall thereupon be redeemed at the principal amount thereof plus accrued interest to the redemption date (the obligation to effect such redemption being rescinded upon the rescission of such acceleration);

                  (iv) the obligation of the Company to make any payment of the principal of or interest on the Bonds of the Thirty-seventh Series shall be deemed to have been satisfied and discharged to the extent of the sum of

                  (A) the amount, if any, credited under the 1999A Loan
            Agreement against the obligation of the Company to make payment in respect of the corresponding amount of principal of or interest on the 1999A Revenue Bonds; and

                  (B) the amount, if any, paid by the Company pursuant to the
            1999A Loan Agreement in respect of such corresponding amount of principal of or interest on the 1999A Revenue Bonds;

                  (v) the Trustee shall be entitled to presume that the obligation of the Company to pay the principal of and interest on the Bonds of the Thirty-seventh Series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the 1999A Revenue Bond Trustee, signed by an authorized officer thereof, stating that the principal of and/or interest on the Bonds of the Thirty-seventh Series has become due and payable and has not been fully paid, and specifying the amount of funds required to make such payment;

            (f) no service charge shall be made for the registration of transfer or exchange of Bonds of the Thirty-seventh Series;

            (g) in the event of an application by the 1999A Revenue Bond Trustee for a substituted Bond of the Thirty-seventh Series pursuant to Section 16 of the Original Mortgage, the 1999A Revenue Bond Trustee shall not be required to provide any indemnity or pay any expenses or charges as contemplated in said Section 16; and

            (h) the Bonds of the Thirty-seventh Series shall have such other terms as are set forth in the form of bond attached hereto as Exhibit D.

            Anything in this Supplemental Indenture or in the Bonds of the Thirty-seventh Series to the contrary notwithstanding, if, at the time of the Maturity of the Bonds of the Thirty-seventh Series, the stated aggregate principal amount of such Bonds then Outstanding shall

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exceed the aggregate principal amount of 1999A Revenue Bonds then outstanding, the aggregate principal amount of such Bonds shall be deemed to have been reduced by the amount of such excess.

            (III) For all purposes of this Article I, except as otherwise expressly provided or unless the context otherwise requires, the terms defined below shall have the meanings specified:

            "CITY" means the City of Forsyth, Montana, a political subdivision of the State of Montana.

            "1999A LOAN AGREEMENT" means the Loan Agreement, dated as of September 1, 1999, between the City and the Company, relating to the 1999A Revenue Bonds, as amended and restated in its entirety by the First Supplemental Loan Agreement, dated as of May 1, 2005, between the City and the Company.

            "1999A REVENUE BONDS" means the Pollution Control Revenue Refunding Bonds (Avista Corporation Colstrip Project) Series 1999A issued by the City.

            "1999A REVENUE BOND INDENTURE" means the Trust Indenture, dated as of September 1, 1999, between the City and J.P. Morgan Trust Company, National Association (successor in interest to Chase Manhattan Bank and Trust Company, National Association), trustee, relating to the 1999A Revenue Bonds, as amended and restated in its entirety by the First Supplemental Trust Indenture, dated as of May 1, 2005, between the City and J.P. Morgan Trust Company, National Association.

            "1999A REVENUE BOND TRUSTEE" means the trustee under the 1999A Revenue Bond Indenture.

            Copies of the 1999A Revenue Bond Indenture, the 1999A Loan Agreement and the Policy are on file at the office of the 1999A Revenue Bond Trustee at 560 Mission Street, 13th Floor, San Francisco, CA 94105 and at the office of the Company at 1411 East Mission Avenue, Spokane, WA 99202.

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                                   ARTICLE II

                          THIRTY-EIGHTH SERIES OF BONDS

            SECTION 1. (I) (I) There shall be a series of bonds designated "Collateral Series 2005C" (herein sometimes referred to as the "Thirty-eighth Series"), each of which shall also bear the descriptive title First Mortgage Bond, and the form thereof, which has been established by Resolution of the Board of Directors of the Company, is set forth on Exhibit D hereto. Bonds of the Thirty-eighth Series shall be issued as fully registered bonds in denominations of One Thousand Dollars and, at the option of the Company, any amount in excess thereof (the exercise of such option to be evidenced by the execution and delivery thereof) and shall be dated as in Section 10 of the Mortgage provided. Each bond of the Thirty-eighth Series shall mature on March 1, 2034 and shall bear interest, be redeemable and have such other terms and provisions as set forth below.

            (II) The Bonds of the Thirty-eighth Series shall have the following terms and characteristics:

            (a) the Bonds of the Thirty-eighth Series shall be initially authenticated and delivered under the Mortgage in the aggregate principal amount of $17,000,000, which principal amount is equal to the outstanding aggregate principal amount of the 1999B Revenue Bonds;

            (b) the Bonds of the Thirty-eighth Series shall bear interest at the same rate or rates as shall be in effect from time to time in respect of the 1999B Revenue Bonds; and interest on such bonds shall be payable at the same times as interest is payable on the 1999B Revenue Bonds;

            (c) the principal of and interest on each bond of the Thirty-eighth Series payable at Maturity shall be payable upon presentation thereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency as at the time of payment is legal tender for public and private debts. The interest on each Bond of the Thirty-eighth Series (other than interest payable at Maturity) shall be payable directly to the registered owner thereof;

            (d) the Bonds of the Thirty-eighth Series shall not be redeemable, in whole or in part, at the option of the Company;

            (e) (i) the Bonds of the Thirty-eighth Series are to be issued and delivered to the 1999B Revenue Bond Trustee in order to further evidence the obligations of the Company under Section 4.01 of the 1999B Loan Agreement;

                 (ii) in the event that any 1999B Revenue Bonds are to be redeemed pursuant to Section 4.03 of the 1999B Revenue Bond Indenture following a Determination of Taxability (as defined in the 1999B Revenue Bond Indenture), Bonds of the Thirty-eighth Series, in a principal amount equal to the principal amount of 1999B Revenue Bonds to be redeemed, shall be redeemed on the date fixed for redemption of the 1999B Revenue Bonds, at the principal amount thereof plus accrued interest to the redemption date;

                  (iii) in the event that all 1999B Revenue Bonds have become immediately due and payable pursuant to Section 9.02(a) of the 1999B Revenue Bond Indenture following the occurrence of an Event of Default (as defined in the 1999B Revenue Bond Indenture), the Bonds of the Thirty-eighth Series (unless already due and payable) shall thereupon be redeemed at the principal amount thereof plus accrued interest to the redemption date (the obligation to effect such redemption being rescinded upon the rescission of such acceleration);

                  (iv) the obligation of the Company to make any payment of the principal of or interest on the Bonds of the Thirty-eighth Series shall be deemed to have been satisfied and discharged to the extent of the sum of

                  (A) the amount, if any, credited under the 1999B Loan
            Agreement against the obligation of the Company to make payment in respect of the corresponding amount of principal of or interest on the 1999B Revenue Bonds; and

                  (B) the amount, if any, paid by the Company pursuant to the
            1999B Loan Agreement in respect of such corresponding amount of principal of or interest on the 1999B Revenue Bonds;

                  (v) the Trustee shall be entitled to presume that the obligation of the Company to pay the principal of and interest on the Bonds of the Thirty-eighth Series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the 1999B Revenue Bond Trustee, signed by an authorized officer thereof, stating that the principal of and/or interest on the Bonds of the Thirty-eighth Series has become due and payable and has not been fully paid, and specifying the amount of funds required to make such payment;

            (f) no service charge shall be made for the registration of transfer or exchange of Bonds of the Thirty-eighth Series;

            (g) in the event of an application by the 1999B Revenue Bond Trustee for a substituted Bond of the Thirty-eighth Series pursuant to Section 16 of the Original Mortgage, the 1999B Revenue Bond Trustee shall not be required to provide any indemnity or pay any expenses or charges as contemplated in said Section 16; and

            (h) the Bonds of the Thirty-eighth Series shall have such other terms as are set forth in the form of bond attached hereto as Exhibit D.

            Anything in this Supplemental Indenture or in the Bonds of the Thirty-eighth Series to the contrary notwithstanding, if, at the time of the Maturity of the Bonds of the Thirty-eighth Series, the stated aggregate principal amount of such Bonds then Outstanding shall exceed the aggregate principal amount of 1999B Revenue Bonds then outstanding, the aggregate

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principal amount of such Bonds shall be deemed to have been reduced by the amount of such excess.

            (III) For all purposes of this Article I, except as otherwise expressly provided or unless the context otherwise requires, the terms defined below shall have the meanings specified:

            "CITY" means the City of Forsyth, Montana, a political subdivision of the State of Montana.

            "1999B LOAN AGREEMENT" means the Loan Agreement, dated as of September 1, 1999, between the City and the Company, relating to the 1999B Revenue Bonds, as amended and restated in its entirety by the First Supplemental Loan Agreement, dated as of May 1, 2005, between the City and the Company.

            "1999B REVENUE BONDS" means the Pollution Control Revenue Refunding Bonds (Avista Corporation Colstrip Project) Series 1999B issued by the City.

            "1999B REVENUE BOND INDENTURE" means the Trust Indenture, dated as of September 1, 1999, between the City and J.P. Morgan Trust Company, National Association (successor in interest to Chase Manhattan Bank and Trust Company, National Association), trustee, relating to the 1999B Revenue Bonds, as amended and restated in its entirety by the First Supplemental Trust Indenture, dated as of May 1, 2005, between the City and J.P. Morgan Trust Company, National Association.

            "1999B REVENUE BOND TRUSTEE" means the trustee under the 1999B Revenue Bond Indenture.

            Copies of the 1999B Revenue Bond Indenture, the 1999B Loan Agreement and the Policy are on file at the office of the 1999B Revenue Bond Trustee at 560 Mission Street, 13th Floor, San Francisco, CA 94105 and at the office of the Company at 1411 East Mission Avenue, Spokane, WA 99202.

                                  ARTICLE III
                                OUTSTANDING BONDS

            Upon the delivery of this Thirty-eighth Supplemental Indenture, Bonds of the Thirty-seventh Series in the aggregate principal amount of $66,700,000 and Bonds of the Thirty-eighth Series in the aggregate principal amount of $17,000,000 are to be issued and will be Outstanding, in addition to $856,350,000 aggregate principal amount of bonds of prior series Outstanding at the date of delivery of this Thirty-eighth Supplemental Indenture.

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                                   ARTICLE IV

                              PROSPECTIVE AMENDMENT

            SECTION 1. The owners of the Bonds of the Thirty-seventh and Thirty-eighth Series shall be deemed to have consented to the amendment of
Section 28 of the Original Mortgage to add at the end thereof a new paragraph reading as follows:

            Notwithstanding the foregoing, any Opinion of Counsel delivered pursuant to subdivision (7) of this Section 28, or pursuant to any other provision of this Indenture by reference to this Section 28, may, at the election of the Company, omit any or all of the statements contained in clause (a) of subdivision (7) if there shall have been delivered to the Trustee a policy of title insurance (or endorsement thereto) issued by a nationally recognized title insurance company, in an amount not less than twenty-eight percent (28%)1 of the cost or fair value to the Company (whichever is less) of the Property Additions made the basis of such application, insuring, in customary terms, against risk of loss sustained or incurred by the Trustee by reason of any circumstances or conditions by virtue of which the statements omitted from clause (a) of such Opinion of Counsel would not have been accurate if made.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

            SECTION 1. The terms defined in the Original Mortgage shall, for all purposes of this Thirty-eighth Supplemental Indenture, have the meanings specified in the Original Mortgage.

            SECTION 2. The Trustee hereby confirms its acceptance of the trusts in the Original Mortgage declared, provided, created or supplemented and agrees to perform the same upon the terms and conditions in the Original Mortgage set forth, including the following:

            The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Thirty-eighth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely. Each and every term and condition contained in Article XVI of the Original Mortgage, shall apply to and form part of this Thirty-eighth Supplemental Indenture with the same force and effect as if the same were herein set forth in full, with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Thirty-eighth Supplemental Indenture.

----------
(1) The owners of the Bonds of the Thirty-seventh and Thirty-eighth Series shall be deemed to have consented to the amendment contained in this Section 1 of
Article II, either with the percentage shown above or with any higher percentage.

            SECTION 3. Whenever in this Thirty-eighth Supplemental Indenture either of the parties hereto is named or referred to, this shall, subject to the provisions of Articles XV and XVI of the Original Mortgage be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Thirty-eighth Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee, or either of them, shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

            SECTION 4. Nothing in this Thirty-eighth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds and coupons Outstanding under the Mortgage, any right, remedy or claim under or by reason of this Thirty-eighth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Thirty-eighth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds and of the coupons Outstanding under the Mortgage.

            SECTION 5. This Thirty-eighth Supplemental Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

            SECTION 6. The titles of the several Articles of this Thirty-eighth Supplemental Indenture shall not be deemed to be any part thereof.

            IN WITNESS WHEREOF, on the 13th day of May, 2005, AVISTA CORPORATION has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents, and its corporate seal to be attested by its Corporate Secretary or one of its Assistant Corporate Secretaries for and in its behalf, all in The City of Spokane, Washington, as of the day and year first above written; and on the 13th day of May, 2005, CITIBANK, N.A., has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents or one of its Senior Trust Officers or one of its Trust Officers and its corporate seal to be attested by one of its Vice Presidents or one of its Trust Officers, all in The City of New York, New York, as of the day and year first above written.

                               AVISTA CORPORATION

                               By: /s/ Malyn K. Malquist
                                   --------------------------------
                                             Senior Vice President

Attest:

       /s/ Susan Y. Miner
----------------------------------------
           Assistant Corporate Secretary

Executed, sealed and delivered
 by AVISTA CORPORATION
 in the presence of:

       /s/ Diane C. Thoren
----------------------------------------
       Diane C. Thoren

       /s/ Paul W. Kimball
----------------------------------------
       Paul W. Kimball

                                            CITIBANK, N.A., AS TRUSTEE

                                            By: /s/ Wafaa Orfy
                                                --------------------------------
                                                      Wafaa Orfy, Vice President

Attest:

       /s/ Nancy Forte
-------------------------------------------
     Nancy Forte, Assistant Vice President

Executed, sealed and delivered
  by CITIBANK, N.A.,
  as trustee. in the presence of:

       /s/ R. T. Kirchner
-------------------------------------------
          R. T. Kirchner, Vice President

       /s/ John J. Byrnes
-------------------------------------------
        John J. Byrnes, Vice President

STATE OF WASHINGTON      )
                         ) ss.:
COUNTY OF SPOKANE        )

            On the 13th day of May, 2005, before me personally appeared Malyn Malquist, to me known to be a Senior Vice President of AVISTA CORPORATION, one of the corporations that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Corporation for the uses and purposes therein mentioned and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said Corporation.

            On the 13th day of May, 2005, before me, Diane L. Kaufman, a Notary Public in and for the State and County aforesaid, personally appeared Malyn Malquist, known to me to be a Senior Vice President of AVISTA CORPORATION, one of the corporations that executed the within and foregoing instrument and acknowledged to me that such Corporation executed the same.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                                   /s/ Diane L. Kaufman
                                                --------------------------------
                                                                  Notary Public

                                                       Diane L. Kaufman
                                                        Notary Public
                                                     State of Washington
                                                  Commission Expires 7-03-08

STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )

            On the 10th day of May, 2005, before me personally appeared Wafaa Orfy, to me known to be a Vice President of CITIBANK, N.A., one of the corporations that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said Corporation for the uses and purposes therein mentioned and on oath stated that he was authorized to execute said instrument and that the seal affixed is the corporate seal of said Corporation.

            On the 10th day of May, 2005, before me, a Notary Public in and for the State and County aforesaid, personally appeared Wafaa Orfy, known to me to be an Vice President of CITIBANK, N.A., one of the corporations that executed the within and foregoing instrument and acknowledged to me that such Corporation executed the same.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                      /s/ Nanette Murphy
                                      --------------------------------
                                                 Notary Public

                                                NANETTE MURPHY
                                                Notary Public, State of New York
                                                No. 01MU6086415
                                                Qualified in Kings County
                                                Commission Expires 1/21/07

                                                                       EXHIBIT A

                        MORTGAGE, SUPPLEMENTAL INDENTURES
                               AND SERIES OF BONDS

MORTGAGE OR                                            SERIES
SUPPLEMENTAL                               -----------------------------------  PRINCIPAL AMOUNT  PRINCIPAL AMOUNT
 INDENTURE               DATED AS OF       NO.            DESIGNATION                ISSUED          OUTSTANDING
--------------        -----------------    ---    ----------------------------  ----------------  ----------------
Original              June 1, 1939           1       3-1/2% Series due 1964     $  22,000,000           None
First                 October 1, 1952        2       3-3/4% Series due 1982        30,000,000           None
Second                May 1, 1953            3       3-7/8% Series due 1983        10,000,000           None
Third                 December 1, 1955                        None
Fourth                March 15, 1957                          None
Fifth                 July 1, 1957           4       4-7/8% Series due 1987        30,000,000           None
Sixth                 January 1, 1958        5       4-1/8% Series due 1988        20,000,000           None
Seventh               August 1, 1958         6       4-3/8% Series due 1988        15,000,000           None
Eighth                January 1, 1959        7       4-3/4% Series due 1989        15,000,000           None
Ninth                 January 1, 1960        8       5-3/8% Series due 1990        10,000,000           None
Tenth                 April 1, 1964          9       4-5/8% Series due 1994        30,000,000           None
Eleventh              March 1,1965          10       4-5/8% Series due 1995        10,000,000           None
Twelfth               May 1, 1966                             None
Thirteenth            August 1, 1966        11         6% Series due 1996          20,000,000           None
Fourteenth            April 1, 1970         12       9-1/4% Series due 2000        20,000,000           None
Fifteenth             May 1, 1973           13       7-7/8% Series due 2003        20,000,000           None
Sixteenth             February 1, 1975      14       9-3/8% Series due 2005        25,000,000           None
Seventeenth           November 1, 1976      15       8-3/4% Series due 2006        30,000,000           None
Eighteenth            June 1, 1980                            None
Nineteenth            January 1, 1981       16      14-1/8% Series due 1991        40,000,000           None
Twentieth             August 1, 1982        17         15-3/4% Series due          60,000,000           None
1990-1992
Twenty-First          September 1, 1983     18      13-1/2% Series due 2013        60,000,000           None
Twenty-Second         March 1, 1984         19      13-1/4% Series due 1994        60,000,000           None
Twenty-Third          December 1, 1986      20       9-1/4% Series due 2016        80,000,000           None
Twenty-Fourth         January 1, 1988       21      10-3/8% Series due 2018        50,000,000           None
Twenty-Fifth          October 1, 1989       22       7-1/8% Series due 2013        66,700,000           None
                                            23       7-2/5% Series due 2016        17,000,000           None
Twenty-Sixth          April 1, 1993         24        Secured Medium-Term         250,000,000         73,500,000
                                                        Notes, Series A
                                                   ($250,000,000 authorized)
Twenty-Seventh        January 1, 1994       25        Secured Medium-Term         161,000,000         59,000,000
                                                        Notes, Series B
                                                   ($250,000,000 authorized)
Twenty-Eighth         September 1, 2001     26     Collateral Series due 2002     220,000,000           None
Twenty-Ninth          December 1, 2001      27       7.75% Series due 2007        150,000,000        150,000,000
Thirtieth             May 1, 2002           28     Collateral Series due 2003     225,000,000           None
Thirty-First          May 1, 2003           29     Collateral Series due 2004     245,000,000           None
Thirty-Second         September 1, 2003     30       6.125% Series due 2013        45,000,000         45,000,000
Thirty-Third          May 1, 2004           31     Collateral Series due 2005     350,000,000           None
Thirty-Fourth         November 1, 2004      32       5.45% Series due 2019         90,000,000         90,000,000
Thirty-Fifth          December 1, 2004      33      Collateral Series 2004A        88,850,000         88,850,000
Thirty-Sixth          December 1, 2004      34      Collateral Series 2004B        66,700,000         66,700,000(1)
                                            35      Collateral Series 2004C        17,000,000         17,000,000(2)
Thirty-Seventh        December 1, 2004      36      Collateral Series 2004 D      350,000,000        350,000,000


--------------
(1) To be retired in connection with the delivery of a like principal amount of First Mortgage Bonds, Collateral Series 2005B.

(2) To be retired in connection with the delivery of a like principal amount of First Mortgage Bonds, Collateral Series 2005C.

                                                                       EXHIBIT B

                             FILING AND RECORDING OF
                      THIRTY-FOURTH SUPPLEMENTAL INDENTURE

                             FILING IN STATE OFFICES

                                                                                       FINANCING STATEMENT
  STATE                       OFFICE OF                          DATE                    DOCUMENT NUMBER
  -----                       ---------                          ----                    ---------------
Washington                Secretary of State                    1/26/05                  2005-026-8690-4
  Idaho                   Secretary of State                    1/26/05                 B-2005-0979190-4
 Montana                  Secretary of State                    1/26/05                     81315361
  Oregon                  Secretary of State                    1/26/05                      6816615
California                Secretary of State                    1/27/05                   05-7014412044

                           RECORDING IN COUNTY OFFICES


                                                             REAL ESTATE MORTGAGE RECORDS          FINANCING
                                                         -----------------------------------       STATEMENT
                                                           DOCUMENT                                 DOCUMENT
   COUNTY                OFFICE OF            DATE          NUMBER          BOOK        PAGE         NUMBER
   ------                ---------            ----          ------          ----        ----         ------
 WASHINGTON
   Adams                  Auditor           1/25/05         276342           N/A         N/A          N/A
   Asotin                 Auditor           1/25/05         281342           N/A         N/A          N/A
   Benton                 Auditor           1/25/05       2005-002533        N/A         N/A          N/A
  Douglas                 Auditor           1/25/05         3081556          N/A         N/A          N/A
   Ferry                  Auditor           1/25/05         261291           N/A         N/A          N/A
  Franklin                Auditor           1/25/05         1657090          N/A         N/A          N/A
  Garfield                Auditor           1/25/05          9042            N/A         N/A          N/A
   Grant                  Auditor           1/25/05         1163161          N/A         N/A          N/A
 Klickitat                Auditor           1/26/05         1051328          N/A         N/A          N/A
   Lewis                  Auditor           1/26/05         3214672          N/A         N/A          N/A
  Lincoln                 Auditor           1/25/05      2005-0435348        86         3660          N/A
Pend Oreille              Auditor           1/25/05      2005-0279310        N/A         N/A          N/A
  Skamania                Auditor           1/27/05       2005-156048        N/A         N/A          N/A
  Spokane                 Auditor           1/28/05         5174247          N/A         N/A          N/A
  Stevens                 Auditor           1/25/05      2005-0000898        322        1521          N/A
  Thurston                Auditor           1/27/05         3705299          N/A         N/A          N/A
  Whitman                 Auditor           1/25/05         660809           N/A         N/A          N/A

   IDAHO
  Benewah                 Recorder          1/25/05         237007           N/A         N/A          N/A

    Bonner                 Recorder          1/25/05         668094           N/A         N/A          N/A
   Boundary                Recorder          1/25/05         218721           N/A         N/A          N/A
  Clearwater               Recorder          1/25/05         198277           N/A         N/A          N/A
    Idaho                  Recorder          1/25/05         439741           N/A         N/A          N/A
   Kootenai                Recorder          1/25/05         1926058          N/A         N/A          N/A
    Latah                  Recorder          1/26/05         493475           N/A         N/A          N/A
    Lewis                  Recorder          1/25/05         131784           N/A         N/A          N/A
  Nez Perce                Recorder          1/25/05         713780           N/A         N/A          N/A
   Shoshone                Recorder          1/27/05         421600           N/A         N/A          N/A

   MONTANA
   Big Horn           Clerk & Recorder       1/26/05         332575           79          754          N/A
  Broadwater          Clerk & Recorder       1/26/05         149711           81          814          N/A
Golden Valley         Clerk & Recorder       1/26/05          76528            M         11547         N/A
   Meagher            Clerk & Recorder       1/26/05         114246           F60         652          N/A
   Mineral            Clerk & Recorder       1/26/05          97083           N/A         N/A          N/A
   Rosebud            Clerk & Recorder       1/26/05          97440           110         933          N/A
   Sanders            Clerk & Recorder       1/26/05          48799            1         48799         N/A
  Stillwater          Clerk & Recorder       1/26/05         320817           N/A         N/A          N/A
   Treasure           Clerk & Recorder       1/26/05          79095           M17         363          N/A
  Wheatland           Clerk & Recorder       1/26/05         102696            M         15820         N/A
 Yellowstone          Clerk & Recorder       1/26/05         3320182          N/A         N/A          N/A

    OREGON
   Douglas                 Recorder          1/27/05       2005-002485        N/A         N/A          N/A
   Jackson                 Recorder          1/27/05       2005-004794        N/A         N/A          N/A
  Josephine                Recorder          1/26/05       2005-002053        N/A         N/A          N/A
   Klamath                 Recorder          1/28/05           N/A            M05        6220          N/A
    Morrow                 Recorder          1/28/05       2005-13043         N/A         N/A          N/A
    Union                  Recorder          1/26/05        2005-0417         N/A         N/A          N/A
   Wallowa                 Recorder          1/26/05          53892          Ind.        52374         N/A

  CALIFORNIA
  El Dorado                Recorder           2/3/05     2005-0009132-00      N/A         N/A          N/A

                             FILING AND RECORDING OF
                       THIRTY-FIFTH SUPPLEMENTAL INDENTURE

                             FILING IN STATE OFFICES

                                                                                      FINANCING STATEMENT
  STATE                       OFFICE OF                           DATE                   DOCUMENT NUMBER
  -----                       ---------                           ----                   ---------------
Washington                Secretary of State                    2/24/05                  2005-055-6338-7
  Idaho                   Secretary of State                    2/24/05                 B-2005-0980577-0
 Montana                  Secretary of State                    2/24/05                     81714778
  Oregon                  Secretary of State                    2/24/05                      6840898
California                Secretary of State                    2/24/05                   05-7017148114

                           RECORDING IN COUNTY OFFICES

                                                       REAL ESTATE MORTGAGE RECORDS                FINANCING
                                            ------------------------------------------------       STATEMENT
                                                           DOCUMENT                                 DOCUMENT
   COUNTY                OFFICE OF            DATE          NUMBER          BOOK        PAGE         NUMBER
   ------                ---------            ----          ------          ----        ----         ------
 WASHINGTON
   Adams                  Auditor           2/23/05         276617           N/A         N/A          N/A
   Asotin                 Auditor           2/23/05         281851           N/A         N/A          N/A
   Benton                 Auditor           2/23/05       2005-005541        N/A         N/A          N/A
  Douglas                 Auditor           2/23/05         3082433          N/A         N/A          N/A
   Ferry                  Auditor           2/23/05         261513           N/A         N/A          N/A
  Franklin                Auditor           2/23/05         1658465          N/A         N/A          N/A
  Garfield                Auditor           2/23/05          9099            N/A         N/A          N/A
   Grant                  Auditor           2/23/05         1164608          N/A         N/A          N/A
 Klickitat                Auditor           2/24/05         1051844          N/A         N/A          N/A
   Lewis                  Auditor           2/24/05         3216535          N/A         N/A          N/A
  Lincoln                 Auditor           2/23/05      2005-0435613        86         4632          N/A
Pend Oreille              Auditor           2/25/05      2005-0279677        N/A         N/A          N/A
  Skamania                Auditor           2/25/05       2005-156379        N/A         N/A          N/A
  Spokane                 Auditor            3/7/05         5187605          N/A         N/A          N/A
  Stevens                 Auditor           2/23/05      2005-0001965        323        2630          N/A
  Thurston                Auditor           2/25/03         3711539          N/A         N/A          N/A
  Whitman                 Auditor           2/23/05         661313           N/A         N/A          N/A

   IDAHO
  Benewah                 Recorder          2/23/05         237307           N/A         N/A          N/A
   Bonner                 Recorder          2/24/05         670862           N/A         N/A          N/A

   Boundary                Recorder          2/23/05         219104           N/A         N/A          N/A
  Clearwater               Recorder          2/23/05         198488           N/A         N/A          N/A
    Idaho                  Recorder          2/23/05         440222           N/A         N/A          N/A
   Kootenai                Recorder          2/24/05         1931514          N/A         N/A          N/A
    Latah                  Recorder          2/23/05         494014           N/A         N/A          N/A
    Lewis                  Recorder          2/23/05         131869           N/A         N/A          N/A
  Nez Perce                Recorder          2/23/05         714612           N/A         N/A          N/A
   Shoshone                Recorder          2/23/05         422045           N/A         N/A          N/A

   MONTANA
   Big Horn           Clerk & Recorder       2/24/05         332697           80          159          N/A
  Broadwater          Clerk & Recorder       2/24/05         149896           82          434          N/A
Golden Valley         Clerk & Recorder       2/25/05          76560            M         11597         N/A
   Meagher            Clerk & Recorder       2/24/05         114388           F60         902          N/A
   Mineral            Clerk & Recorder       2/24/05          97222           N/A         N/A          N/A
   Rosebud            Clerk & Recorder       2/25/05          97586           111         89           N/A
   Sanders            Clerk & Recorder       2/24/05          49098            1         49098         N/A
  Stillwater          Clerk & Recorder       2/24/05         321247           N/A         N/A          N/A
   Treasure           Clerk & Recorder       2/24/05          79136           17          403          N/A
  Wheatland           Clerk & Recorder       2/24/05         103019            M         15896         N/A
 Yellowstone          Clerk & Recorder       2/25/05         3323358          N/A         N/A          N/A

    OREGON
   Douglas                 Recorder          2/24/05       2005-004967        N/A         N/A          N/A
   Jackson                 Recorder          2/28/05       2005-010718        N/A         N/A          N/A
  Josephine                Recorder          2/25/05       2005-004553        N/A         N/A          N/A
   Klamath                 Recorder          2/28/05           N/A            M05        12752         N/A
    Morrow                 Recorder          2/24/05       2005-13243         N/A         N/A          N/A
    Union                  Recorder          2/24/05        2005-0892         N/A         N/A          N/A
   Wallowa                 Recorder          2/24/05          54153          Mrtg.       52541         N/A

  CALIFORNIA
  El Dorado                Recorder           3/2/05     2005-0016743-00      N/A         N/A          N/A

                             FILING AND RECORDING OF
                       THIRTY-SIXTH SUPPLEMENTAL INDENTURE

                             FILING IN STATE OFFICES

                                                                                      FINANCING STATEMENT
  STATE                       OFFICE OF                           DATE                  DOCUMENT NUMBER
  -----                       ---------                           ----                  ---------------
Washington                Secretary of State                    2/24/05                  2005-055-6360-8
  Idaho                   Secretary of State                    2/24/05                 B-2005-0980578-9
 Montana                  Secretary of State                    2/24/05                     81715042
  Oregon                  Secretary of State                    2/24/05                      6840909
California                Secretary of State                    2/24/05                   05-7017148972

                      RECORDING IN COUNTY OFFICES

                                                       REAL ESTATE MORTGAGE RECORDS                FINANCING
                                            ------------------------------------------------       STATEMENT
                                                           DOCUMENT                                 DOCUMENT
   COUNTY                OFFICE OF            DATE          NUMBER          BOOK        PAGE         NUMBER
   ------                ---------            ----          ------          ----        ----         ------
 WASHINGTON
   Adams                  Auditor           2/23/05         276618           N/A         N/A          N/A
   Asotin                 Auditor           2/23/05         281852           N/A         N/A          N/A
   Benton                 Auditor           2/23/05       2005-005542        N/A         N/A          N/A
  Douglas                 Auditor           2/23/05         3082434          N/A         N/A          N/A
   Ferry                  Auditor           2/23/05         261514           N/A         N/A          N/A
  Franklin                Auditor           2/23/05         1658466          N/A         N/A          N/A
  Garfield                Auditor           2/23/05          9100            N/A         N/A          N/A
   Grant                  Auditor           2/23/05         1164609          N/A         N/A          N/A
 Klickitat                Auditor           2/24/05         1051845          N/A         N/A          N/A
   Lewis                  Auditor           2/24/05         3216536          N/A         N/A          N/A
  Lincoln                 Auditor           2/23/05      2005-0435614        86         4661          N/A
Pend Oreille              Auditor           2/25/05      2005-0279678        N/A         N/A          N/A
  Skamania                Auditor           2/25/05       2005-156380        N/A         N/A          N/A
  Spokane                 Auditor            3/7/05         5187604          N/A         N/A          N/A
  Stevens                 Auditor           2/23/05      2005-0001966        323        2659          N/A
  Thurston                Auditor           2/25/03         3711540          N/A         N/A          N/A
  Whitman                 Auditor           2/23/05         661314           N/A         N/A          N/A

   IDAHO
  Benewah                 Recorder          2/23/05         237308           N/A         N/A          N/A

    Bonner                 Recorder          2/24/05         670863           N/A         N/A          N/A
   Boundary                Recorder          2/23/05         219105           N/A         N/A          N/A
  Clearwater               Recorder          2/23/05         198489           N/A         N/A          N/A
    Idaho                  Recorder          2/23/05         440223           N/A         N/A          N/A
   Kootenai                Recorder          2/24/05         1931515          N/A         N/A          N/A
    Latah                  Recorder          2/23/05         494015           N/A         N/A          N/A
    Lewis                  Recorder          2/23/05         131870           N/A         N/A          N/A
  Nez Perce                Recorder          2/23/05         714613           N/A         N/A          N/A
   Shoshone                Recorder          2/23/05         422046           N/A         N/A          N/A

   MONTANA
   Big Horn           Clerk & Recorder       2/24/05         332698           80          188          N/A
  Broadwater          Clerk & Recorder       2/24/05         149897           82          463          N/A
Golden Valley         Clerk & Recorder       2/25/05          76561            M         11625         N/A
   Meagher            Clerk & Recorder       2/24/05         114389           F60         931          N/A
   Mineral            Clerk & Recorder       2/24/05          97223           N/A         N/A          N/A
   Rosebud            Clerk & Recorder       2/25/05          97587           111         118          N/A
   Sanders            Clerk & Recorder       2/24/05          49099            1         49099         N/A
  Stillwater          Clerk & Recorder       2/24/05         321248           N/A         N/A          N/A
   Treasure           Clerk & Recorder       2/24/05          79137           17          432          N/A
  Wheatland           Clerk & Recorder       2/24/05         103020            M         15924         N/A
 Yellowstone          Clerk & Recorder       2/25/05         3323359          N/A         N/A          N/A

    OREGON
   Douglas                 Recorder          2/24/05       2005-004968        N/A         N/A          N/A
   Jackson                 Recorder          2/28/05       2005-010719        N/A         N/A          N/A
  Josephine                Recorder          2/25/05       2005-004554        N/A         N/A          N/A
   Klamath                 Recorder          2/28/05           N/A            M05        12781         N/A
    Morrow                 Recorder          2/24/05       2005-13244         N/A         N/A          N/A
    Union                  Recorder          2/24/05        2005-0893         N/A         N/A          N/A
   Wallowa                 Recorder          2/24/05          54154          Mrtg.       52542         N/A

  CALIFORNIA
  El Dorado                Recorder           3/2/05     2005-0016744-00      N/A         N/A          N/A

                             FILING AND RECORDING OF
                      THIRTY-SEVENTH SUPPLEMENTAL INDENTURE

                             FILING IN STATE OFFICES

                                                                                       FINANCING STATEMENT
  STATE                       OFFICE OF                           DATE                   DOCUMENT NUMBER
  -----                       ---------                           ----                   ---------------
Washington                Secretary of State                    2/24/05                  2005-055-6361-5
  Idaho                   Secretary of State                    2/24/05                 B-2005-0980576-1
 Montana                  Secretary of State                    2/24/05                     81715668
  Oregon                  Secretary of State                    2/24/05                      6840676
California                Secretary of State                    2/24/05                   05-7017149488

                           RECORDING IN COUNTY OFFICES

                                                       REAL ESTATE MORTGAGE RECORDS                FINANCING
                                            ------------------------------------------------       STATEMENT
                                                           DOCUMENT                                 DOCUMENT
   COUNTY                OFFICE OF            DATE          NUMBER          BOOK        PAGE         NUMBER
   ------                ---------            ----          ------          ----        ----         ------
 WASHINGTON
   Adams                  Auditor           2/23/05         276619           N/A         N/A          N/A
   Asotin                 Auditor           2/23/05         281853           N/A         N/A          N/A
   Benton                 Auditor           2/23/05       2005-005543        N/A         N/A          N/A
  Douglas                 Auditor           2/23/05         3082435          N/A         N/A          N/A
   Ferry                  Auditor           2/23/05         261515           N/A         N/A          N/A
  Franklin                Auditor           2/23/05         1658467          N/A         N/A          N/A
  Garfield                Auditor           2/23/05          9101            N/A         N/A          N/A
   Grant                  Auditor           2/23/05         1164610          N/A         N/A          N/A
 Klickitat                Auditor           2/24/05         1051846          N/A         N/A          N/A
   Lewis                  Auditor           2/24/05         3216537          N/A         N/A          N/A
  Lincoln                 Auditor           2/23/05      2005-0435615        86         4686          N/A
Pend Oreille              Auditor           2/25/05      2005-0279679        N/A         N/A          N/A
  Skamania                Auditor           2/25/05       2005-156381        N/A         N/A          N/A
  Spokane                 Auditor            3/7/05         5187603          N/A         N/A          N/A
  Stevens                 Auditor           2/23/05      2005-0001967        323        2684          N/A
  Thurston                Auditor           2/25/05         3711541          N/A         N/A          N/A
  Whitman                 Auditor           2/23/05         661315           N/A         N/A          N/A

   IDAHO
  Benewah                 Recorder          2/23/05         237309           N/A         N/A          N/A

    Bonner                 Recorder          2/24/05         670864           N/A         N/A          N/A
   Boundary                Recorder          2/23/05         219106           N/A         N/A          N/A
  Clearwater               Recorder          2/23/05         198490           N/A         N/A          N/A
    Idaho                  Recorder          2/23/05         440224           N/A         N/A          N/A
   Kootenai                Recorder          2/24/05         1931516          N/A         N/A          N/A
    Latah                  Recorder          2/23/05         494016           N/A         N/A          N/A
    Lewis                  Recorder          2/23/05         131871           N/A         N/A          N/A
  Nez Perce                Recorder          2/23/05         714614           N/A         N/A          N/A
   Shoshone                Recorder          2/23/05         422047           N/A         N/A          N/A

   MONTANA
   Big Horn           Clerk & Recorder       2/24/05         332699           80          213          N/A
  Broadwater          Clerk & Recorder       2/24/05         149898           82          488          N/A
Golden Valley         Clerk & Recorder       2/25/05          76562            M         11650         N/A
   Meagher            Clerk & Recorder       2/24/05         114390           F60         956          N/A
   Mineral            Clerk & Recorder       2/24/05          97224           N/A         N/A          N/A
   Rosebud            Clerk & Recorder       2/25/05          97588           111         143          N/A
   Sanders            Clerk & Recorder       2/24/05          49100            1         49100         N/A
  Stillwater          Clerk & Recorder       2/24/05         321249           N/A         N/A          N/A
   Treasure           Clerk & Recorder       2/24/05          79138           17          457          N/A
  Wheatland           Clerk & Recorder       2/24/05         103021            M         15948         N/A
 Yellowstone          Clerk & Recorder       2/25/05         3323360          N/A         N/A          N/A

    OREGON
   Douglas                 Recorder          2/24/05       2005-004969        N/A         N/A          N/A
   Jackson                 Recorder          2/28/05       2005-010720        N/A         N/A          N/A
  Josephine                Recorder          2/25/05       2005-004555        N/A         N/A          N/A
   Klamath                 Recorder          2/28/05           N/A            M05        12806         N/A
    Morrow                 Recorder          2/24/05       2005-13245         N/A         N/A          N/A
    Union                  Recorder          2/24/05        2005-0894         N/A         N/A          N/A
   Wallowa                 Recorder          2/24/05          54155          Mrtg        52543         N/A

  CALIFORNIA
  El Dorado                Recorder           3/2/05     2005-0016745-00      N/A         N/A          N/A

                                                                       EXHIBIT C

                               PROPERTY ADDITIONS

(1) BONNER COUNTY, IDAHO: "CABINET GORGE MITIGATION"; PROPERTY NO. ID-7B-251;
GRANTOR: INLAND NORTHWEST LAND TRUST:

      PARCEL 1:

      The West Half of the Northwest Quarter of the Southwest Quarter (W-1/2 NW-1/4 SW-1/4) of Section 11, Township 57 North, Range 1 East, Boise Meridian, Bonner County, Idaho.

      PARCEL 2:

      The East Half of the Northwest Quarter of the Southwest Quarter (E-1/2 NW-1/4 SW-1/4) of Section 11, Township 57 North, Range 1 East, Boise Meridian, Bonner County, Idaho.

      PARCEL 3:

      A parcel of land lying in a portion of the South Half (S-1/2) of Section 11, Township 57 North, Range 1 East, Boise Meridian, Bonner County, Idaho, more particularly described as follows:

      Commencing at the center quarter corner of said Section 11, a found 3-1/4" aluminum cap, monumenting said corner, which bears North 00(0)00'02" East, 2631.61 feet from the South quarter corner of said Section 11, a found 3-1/4" aluminum cap, monumenting said corner;

      thence South 89(0)51'30" West, 452.96 feet, along the East-West centerline of said Section 11, to the Point of Beginning;

      thence continuing South 89(0)51'30" West, 878.15 feet to the Center-West 1/16th corner;

      thence South 00(0)02'51" East, 1689.29 feet along the North-South West 1/16th line to a point in the centerline of an existing 40 foot wide road easement (Trestle Creek Road);

      thence Northeasterly along said existing road centerline the following two
      (2) courses:

      1. Northeasterly along a 1000.00 foot radius curve right (the chord of which bears North 54(0)43'32" East, 182.81 feet) through a central angle of 10(0)29'20", an arc distance of 183.06 feet;

      2. North 59(0)58'12" East, 142.21 feet;

      thence leaving said existing road centerline, South 21(0)31'11" East,
      107.59 feet;

      thence South 32(0)15'27" East, 40 feet, more or less, to the thread of Trestle Creek;

      thence Northeasterly along said thread of Trestle Creek, 612 feet, more or less, to a point in a line which bears South from the Point of Beginning;

      thence leaving said thread of Trestle Creek, North 1408 feet, more or less, to the Point of Beginning.

      TOGETHER WITH AND SUBJECT TO a 10 foot wide utility easement lying on each side, parallel with and adjoining to the existing 40 foot wide ingress and egress road easement (Trestle Creek Road)

      PARCEL 4:

      A tract of land located in a portion of Section 11, Township 57 North, Range 1 East of the Boise Meridian, Bonner County, Idaho, more particularly described as follows:

      Commencing at the Southwest corner of said Section 11;

      thence North along the West line of Section 11, a distance of 204.00 feet to corner number 2 of that parcel of land described in Instrument No. 86437, records of Bonner County, Idaho, said point being the True Point of Beginning;

      thence continuing North along said West line of Section 11, a distance of
      76.83 feet;

      thence North 82(0)19'15" East, a distance of 87.33 feet;

      thence South 24(0)42'57" East, a distance of 119.65 feet;

      thence South 31(0)13'40" West, a distance of 128.42 feet to corner number 4 of said parcel;

      thence North a distance of 130.00 feet to corner number 3 of said parcel;

      thence West, a distance of 70.00 feet to the True Point of Beginning.

      LESS the Forest Service Road right of way.

      PARCEL 5:

      A parcel of land in Government Lot 9, Section 10, Township 57 North, Range 1 East, Boise Meridian, Bonner County, Idaho, described as follows:

      Beginning at the position of the Section corner common to Sections 10, 11, 14 and 15, from which a Reference Monument (brass cap on an iron pipe) bears North 12(0)55'31" East, 15.51 feet;

      thence North 0(0)03'30" West along the Section line common to Sections 10 and 11, 201.39 feet to corner 1 and the True Point of Beginning, a 3/4" x 30" rebar with a Standard Forest Service Aluminum Cap, marked USDA-FS S10 COR 1 STA ID 150 PLS 4343 1994;

      thence North 0(0)03'30" West along the same line, 79.44 feet to corner 2, a 3/4" x 30" rebar with a Standard Forest ServicE Aluminum Cap, marked USDA-FS S10 COR 2 STA ID 150 PLS 4343 1994;

      thence South 89(0)20'08" West, 70.99 feet to corner 3, a 3/4" x 30" rebar with a Standard Forest Service Aluminum Cap marked USDA-FS S10 COR 3 STA ID 150 PLS 4343 1994;

      thence South 28(0)30'27" East, 104.93 feet to corner 4, a 3/4" x 30" rebar with a Standard Forest Service Aluminum Cap marked USDA-FS S10 COR 4 STA ID 150 PLS 4343 1994;

      thence North 57(0)04'14" East, 25.00 feet to corner 1 and the True Point of Beginning.

      PARCEL 6:

      The Southwest Quarter of the Southeast Quarter (SW-1/4 SE-1/4) of Section 3, Township 53 North, Range 1 West, Boise Meridian, Bonner County, Idaho.

      EXCEPT a tract of land in the Southwest Quarter of the Southeast Quarter (SW-1/4 SE-1/4) of said Section 3, more fully described as follows:

      Beginning at the South quarter corner of said Section 3, thence North 89(0)52'50" East, 145.3 feet:

      thence North 31(0)43'20" East, 1546.6 feet;

      thence South 8(0)00'40" East, 149.7 feet to the True Point of Beginning;

      thence South 81(0)59'20" West, 10.0 feet;

      thence South 31(0)12'20" West, 44.3 feet;

      thence South 8(0)00'40" East, 215.7 feet;

      thence North 81(0)59'20" East, 100.00 feet;

      thence North 8(0)00'40" West, 250.0 feet;

      thence South 81(0)59'20" West, 62.0 feet, more or less, to the True Point of Beginning;

      ALSO EXCEPT a tract Beginning at the Southeast corner of the Southwest quarter of the Southeast quarter (SW-1/4 SE-1/4) of Section 3, Township 53 North, Range 1 West, Boise Meridian, Bonner County, Idaho;

      thence North along the East line of said 1/16th section, a distance of 1060 feet;

      thence West to the center of South Gold Creek;

      thence Southerly along the centerline of said creek to the South line of said 1/16th section;

      thence East along the South line of said 1/16th section to the Point of Beginning;

      ALSO EXCEPT commencing at the Southwest corner of the Southwest Quarter of the Southeast Quarter (SW-1/4 SE-1/4) of Section 3, Township 53 North, Range 1 West, Boise Meridian, Bonner County, Idaho;

      thence North along the West line of said 1/16th section a distance of 860 feet;

      thence East to the center of South Gold Creek:

      thence Southerly along the centerline of said South Gold Creek to the South line of said 1/16th section;

      thence West along the South line of said 1/16th section to the Point of Beginning.

      ALSO EXCEPT an "L" shaped portion of land in Section 3, Township 53 North, Range 1 West, Boise Meridian, Bonner County, Idaho, generally located in the Southeast corner of Lot 5, and the Northeast corner of the Southeast Quarter of the Southwest Quarter (SE-1/4 SW-1/4);

      And the Northwest corner of the Southwest Quarter of the Southeast Quarter (SW-1/4 SE-1/4) more fully described as follows:

      Beginning at that point at which the South end of the East boundary line of Lot 5 meets the West end of the North boundary line of the Southwest Quarter of the Southeast Quarter (SW-1/4 SE-1/4) and proceeding North along said East line of Lot 5 for a distance of 310 feet;

      thence West at a right angle from said East line of Lot 5 for a distance of 188 feet;

      thence South parallel with the East line of Lot 5 and with the Northerly portion of the West boundary line of the Southwest Quarter of the Southeast Quarter (SW-1/4 SE-1/4) for a distance of 370 feet; the last 60 feet approximately of said line being located in the Southeast Quarter of said Southwest Quarter (SE-1/4 SW-1/4);

      thence East parallel with the South line of Lot 5 and the North line of the Southwest Quarter or the Southeast Quarter (SW-1/4 SE-1/4) to the midpoint of South Gold Creek a distance of approximately 650 feet;

      thence North along the midpoint line of the bed of South Gold Creek to the North boundary line of the Southwest Quarter of the Southeast Quarter (SW-1/4 SE-1/4);

      thence West along the North boundary line of the Southwest Quarter of the Southeast Quarter (SW-1/4 SE-1/4) to the True Point of Beginning, the juncture of the South end of the

      East boundary line of Lot 5 and the West end of the North boundary line of the Southwest Quarter of the Southeast Quarter (SW-1/4 SE-1/4).

      PARCEL 7:

      Commencing at the Southeast corner of the Northwest Quarter of the Northeast Quarter (NW-1/4 NE-1/4) of Section 10, Township 53 North, Range 1 West, Boise Meridian, Bonner County, Idaho;

      thence North along the East line of said 1/16th section a distance of 1320 feet, more or less, to the Northeast corner of said 1/16th section;

      thence West along the North line of said 1/16th section to the center of South Gold Creek;

      thence Southerly along the center line of said creek to the South line of said 1/16th section;

      thence East along the South line of said 1/16th section to the Point of Beginning.

      PARCEL 8:

      A triangular shaped parcel of land being a portion of Government Lot 5,
      Section 3, Township 53 North, Range 1 West, Boise Meridian, Bonner County, Idaho and being described as follows:

      Commencing at the Southeast corner of Government Lot 5;

      thence North along the East line thereof 1435 feet, more or less, to a point on the Southwesterly line of the plat of Lakeview according to the plat thereof, recorded in Book "B" of Plats, page 59, records of Bonner County, Idaho;

      thence North 69(0)07'00" West, 764 feet, more or less, to an aluminum pipe and cap on the Southeast line of North Gold Creek Lime Placer Survey No. 762;

      thence parallel to the West line of Government Lot 5, South 00(0)15'29" West, a distance of 588.01 feet to a found iron roD and PLS 4194 cap;

      thence parallel to the South line of Government Lot 5, South 89(0)50'40" East, a distance of 111.91 feet to the Point of Beginning;

      thence continuing along a line parallel to the South line of Government Lot 5, South 89(0)50'40" East, a distance of 111.91 feet to a found iron rod and PLS 4194 cap;

      thence along a line parallel to the West line of Government Lot 5, South 00(0)15'29" West, a distance of 111.91 feet;

      thence North 44(0)47'35" West, a distance of 158.13 feet to the Point of Beginning.

      AND a portion of Government Lot 5, Section 3, Township 53 North, Range 1 West, Boise Meridian, Bonner County, Idaho, more fully described as follows:

      Beginning at the Southeast corner of Government Lot 5;

      thence North 310 feet along the East line of said Government Lot to the True Point of Beginning;

      thence North along said East line 1125 feet, more or less, to a point on the Southwest line of the plat of Lakeview;

      thence North 69(0)07'00" West, 764 feet, more or less, to a point on the Southeast line of North Gold Creek Lime Placer Survey #762;

      thence South 54(0)30'00" West, 200.6 feet to the Southeast corner of South Gold Creek Lime Placer Survey #761;

      thence South 69(0)38'00" West along the Southeast line of Survey #761, a distance of 227 feet;

      thence South, parallel to the West line of Government Lot 5, a distance of 392 feet;

      thence West, parallel to the South line of Government Lot 5, a distance of 130 feet, more or less, to a point which is 100 feet East of the West line of said Government Lot;

      thence South, parallel to the West line of said Government Lot, 560 feet;

      thence South 45(0)00'00" East, 792 feet, more or less, to a point on the South line of said Government Lot;

      thence East along said South line 472 feet, more or less, to a point which is 188 feet West of the Southeast corner of Government Lot 5;

      thence North, parallel to the East line of said Government Lot, 310 feet;

      thence East 188 feet to the True Point of Beginning.

      EXCEPT that portion of Government Lot 5 in Section 3, Township 53 North, Range 1 West, Boise Meridian, Bonner County, Idaho, described as follows:

      Beginning at the Southeast corner of said Lot 5;

      Thence North along the East line thereof 1435 feet, more or less, to a point on the Southwesterly line of the plat of Lakeview, according to the plat thereof, recorded in Book 1 of Plats, Page 44, records of Bonner County, Idaho;

      Thence North 69(0)07'00" West, 764 feet, more or less, to a point on the Southeast line of North Gold Creek Lime Placer Survey No. 762, said point being the True Point of Beginning;

      thence South 54(0)30'00" West, 200.6 feet to the Southeast corner of South Gold Creek Lime Placer Survey #761;

      thence South 69(0)38'00" West along the Southeast line of said Survey No. 761, a distance of 227 feet;

      thence South, parallel to the West line of said Government Lot 5, a distance of 392 feet;

      thence West, parallel to the South line of said Lot 5, a distance of 130 feet, more or less, to a point hereinafter referred to as Point A, that is 100 feet East of the West line of said Lot 5;

      thence South, parallel to said West line, 560 feet;

      thence South 45(0)00'00" East, 792 feet, more or less, to a point on the South line of said Lot 5;

      thence East along said South line 172 feet;

      thence North, parallel to the West line of said Lot 5, a distance of 1120 feet, more or less, to a point in a line running through said Point A, that is parallel with the South line of said Government Lot 5;

      thence West, 240 feet, more or less, to a point in a line running through the True Point of Beginning, that is parallel with the West line of said Government Lot 5;

      thence North along said line 590 feet, more or less, to the True Point of Beginning.

      ALSO EXCEPTING a triangular shaped parcel of land being a portion of Government Lot 5, Section 3, Township 53 North, Range 1 West, Boise Meridian, Bonner County, Idaho and being described as follows:

      Commencing at the Southeast corner of Government Lot 5;

      thence North along the East line thereof, 1435 feet, more or less, to a point on the Southwesterly line of the plat of Lakeview according to the plat thereof, recorded in Book "B" of Plats, Page 59, records of Bonner County, Idaho;

      thence North 69(0)07'00" West, 764 feet, more or less, to an aluminum pipe and cap on the Southeast line of North Gold Creek Lime Placer Survey No. 762;

      thence parallel to the West line of Government Lot 5, South 00(0)15'29" West, a distance of 476.10 feet to the Point of Beginning;

      thence continuing parallel to the West line of Government Lot 5, South 00(0)15'29" West, a distance of 111.91 feet to a found iron rod and PLS 4194 cap;

      thence along a line parallel to the South line of Government Lot 5, South 89(0)50'40" East, a distance of 111.91 feet;

      thence North 44(0)47'35" West, a distance of 158.13 feet to the Point of Beginning.

(2) BONNER COUNTY, IDAHO: "SAGLE 115KV SUBSTATION"; PROPERTY NO. ID-7B-042;
GRANTOR: ELMO AND GLORIA J. WARREN; PTN S/2 S/2, SECTION 10, TOWNSHIP 56 NORTH, RANGE 2 WEST, B.M.

(3) BONNER COUNTY, IDAHO: "CABINET GORGE MITIGATION"; PROPERTY NO. ID-7B-251;
GRANTOR: SAGE GOODWIN PERKINS AND AHNA GOODWIN SMALL; LOT 12, BLOCK 10, GRANITE CREEK PROPERTIES IN UNIT 2, SECTION 25, TOWNSHIP 55 NORTH, RANGE 1 WEST, B.M.

                                                                       EXHIBIT D

                                 (FORM OF BOND)

                    THIS BOND IS NON-TRANSFERABLE, EXCEPT TO
                A SUCCESSOR TRUSTEE UNDER THE 1999_ REVENUE BOND
                         INDENTURE (AS DEFINED HEREIN).

                               AVISTA CORPORATION

                              First Mortgage Bond,
                             Collateral Series 2005_

REGISTERED                                                            REGISTERED

NO. _________________                                       $___________________

            AVISTA CORPORATION, a corporation of the State of Washington (hereinafter called the Company), for value received, hereby promises to pay to

, as trustee under the 1999_ Revenue Bond Indenture (as defined in the Supplemental Indenture hereinafter referred to) or registered assigned on____________________

                                                                         DOLLARS

and to pay the registered owner hereof interest thereon at the respective rate or rates as shall be in effect from time to time in respect of the 1999_ Revenue Bonds (as defined in the Supplemental Indenture hereinafter referred to) until the Company's obligation with respect to the payment of such principal shall have been discharged; and such interest shall be payable at the same times as interest is payable on the 1999_ Revenue Bonds. The principal of and premium, if any, and interest on this bond payable at Maturity (as hereinafter defined) shall be payable upon presentation hereof at the office or agency of the Company in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for public and private debts. The interest on this bond (other than interest payable at Maturity) shall be paid directly to the registered owner hereof. Interest payable at Maturity shall be paid to the person to whom principal shall be paid. As used herein, the term "Maturity" shall mean the date on which the principal of this bond becomes due and payable, whether at stated maturity, upon redemption or acceleration, or otherwise.

            This bond is one of an issue of bonds of the Company issuable in series and is one of a series known as its First Mortgage Bonds, Collateral Series 2005_, all bonds of all such issue of series being issued and issuable under and equally secured (except insofar as any sinking or other fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by a Mortgage and Deed of Trust, dated as of June 1, 1939, executed by the Company (formerly known as The Washington Water Power Company) to City Bank Farmers Trust Company and Ralph E. Morton, as Trustees (Citibank, N.A., successor Trustee to both said Trustees). Such mortgage and deed of trust has been amended and supplemented by various supplemental indentures, including the Thirty-eighth Supplemental Indenture, dated as of May 1, 2005 (the "Thirty-eighth Supplemental Indenture") and, as so amended and supplemented, is herein called the "Mortgage". Reference is made to the Mortgage for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds and of the Trustee in respect thereof, the duties and immunities of the Trustee and the terms and conditions upon which the bonds are and are to be secured and the circumstances under which additional bonds may be issued. By its acceptance of this bond, the holder hereof is deemed to have consented and agreed to all of the terms and provisions of the Mortgage. The Mortgage may be modified or altered by affirmative vote of the holders of at least 60% in principal amount of the bonds outstanding under the Mortgage, considered as one class, or, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected, then such modification or alteration may be effected with the affirmative vote only of 60% in principal amount of the bonds outstanding of the series so to be affected, considered as one class, and, furthermore, for limited purposes, the Mortgage may be modified or altered without any consent or other action of holders of any series of bonds. No modification or alteration shall, however, permit an extension of the Maturity of the principal of, or interest on, this bond or a reduction in such principal or the rate of interest hereon or any other modification in the terms of payment of such principal or interest or the creation of any lien equal or prior to the lien of the Mortgage or deprive the holder of a lien on the mortgaged and pledged property without the consent of the holder hereof.

            The bonds of this series are not redeemable, in whole or in part, at the option of the Company.

            The bonds of this series have been issued and delivered to the 1999_ Revenue Bond Trustee in order to further evidence the Company's obligations under the 1999_ Loan Agreement (as such terms are defined in the Thirty-eighth Supplemental Indenture).

            In the event that any 1999_ Revenue Bonds are to be redeemed pursuant to Section 4.03 of the 1999_ Revenue Bond Indenture (as defined in the Thirty-sixth Supplemental Indenture) following a Determination of Taxability (as defined in the 1999_ Revenue Bond Indenture), bonds of this series, in a principal amount equal to the principal amount of 1999_ Revenue Bonds to be redeemed, shall be redeemed on the date fixed for redemption of the 1999_ Revenue Bonds, at the principal amount thereof plus accrued interest to the redemption date.

            In the event that all 1999_ Revenue Bonds have become immediately due and payable pursuant to Section 9.02(a) of the 1999_ Revenue Bond Indenture following the occurrence of an Event of Default (as defined in the 1999_ Revenue Bond Indenture), the bonds of this series (unless already due and payable) shall thereupon be redeemed at the principal amount thereof plus accrued interest to the redemption date (the obligation to effect such redemption being rescinded upon the rescission of such acceleration);

            The obligation of the Company to make any payment of the principal of or interest on the bonds of this series shall be deemed to have been satisfied and discharged to the extent of the sum of:

            (a) the amount, if any, credited under the 1999_ Loan Agreement Indenture against the obligation of the Company to make payment in respect of the corresponding amount of principal of or interest on the 1999_ Revenue Bonds; and

            (b) the amount, if any, paid by the Company pursuant to the 1999_ Loan Agreement in respect of such corresponding amount of principal of or interest on the 1999_ Revenue Bonds.

            Anything in this bond to the contrary notwithstanding, if, at the time of the Maturity of the bonds of this series, the stated aggregate principal amount of such bonds then outstanding shall exceed the aggregate principal amount of 1999_ Revenue Bonds then outstanding, the aggregate principal amount of such bonds shall be deemed to have been reduced by the amount of such excess.

            The principal hereof may be declared or may become due prior to the stated maturity date on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a Completed Default as in the Mortgage provided.

            As provided in the Mortgage and subject to certain limitations therein set forth, this bond or any portion of the principal amount hereof will be deemed to have been paid if there has been irrevocably deposited with the Trustee moneys or direct obligations of or obligations guaranteed by the United States of America, the principal of and interest on which when due, and without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and premium, if any, and interest on this bond when due.

            The Mortgage contains terms, provisions and conditions relating to the consolidation or merger of the Company with or into, and the conveyance or other transfer, or lease, of assets to, another Corporation and to the assumption by such other Corporation, in certain circumstances, of all of the obligations of the Company under the Mortgage and on the bonds secured thereby.

            This bond is non-transferable except as required to effect transfer to any successor trustee under the 1999_ Revenue Bond Indenture, any such transfer to be made at the office or agency of the Company in the Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, together with a written instrument of transfer whenever required by the Company duly executed by the registered owner or by its duly authorized attorney, and, thereupon, a new fully registered bond of the same series for a like principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes.

            In the manner prescribed in the Mortgage, any bonds of this series, upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, are exchangeable for a like aggregate principal amount of bonds of the same series of other authorized denominations.

            No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, as such, either directly or through the Company or any predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the holder or owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

            This bond shall not become obligatory until Citibank, N.A., the Trustee under the Mortgage, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

            IN WITNESS WHEREOF, AVISTA CORPORATION has caused this bond to be signed in its corporate name by its President or one of its Vice Presidents by his signature or a facsimile thereof, and its corporate seal to be impressed or imprinted hereon and attested by its Corporate Secretary or one of its Assistant Corporate Secretaries by his signature or a facsimile thereof.

Dated:
                               AVISTA CORPORATION

                               By: __________________________________________

ATTEST:  __________________________________________

                              TRUSTEE'S CERTIFICATE

            This bond is one of the bonds, of the series herein designated, described or provided for in the within-mentioned Mortgage.

                                          CITIBANK, N.A.
                                          Trustee

                                           By:  ________________________________
                                                          Authorized Officer

            FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

 __________________________________________

         [please insert social security or other identifying number of assignee]

 __________________________________________

                        [please print or typewrite name and address of assignee]

the within bond of AVISTA CORPORATION and does hereby irrevocably constitute and appoint _______________, Attorney, to transfer said bond on the books of the within-mentioned Company, will full power of substitution in the premises.

Dated: _______________

       ______________________

                                 Notice: The signature to this assignment must correspond with the name as written upon the face of the bond in every particular without alteration or enlargement or any change whatsoever.